                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: March 26, 1998                    /s/ CRAIG A. ANDERSON
                                        (Signature)


                                        CRAIG A. ANDERSON
                                        (Print Name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: March 26, 1998                    /s/ T. W. HERTZ
                                        (Signature)


                                        THOMAS W. HERTZ
                                        (Print Name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 27, 1998                  /S/ ROSS L. BENSON
                                        (Signature)


                                        ROSS LESTER BENSON
                                        (Print Name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 27, 1998                  /S/ DALE Q. BYL
                                        (Signature)


                                        DALE Q. BYL
                                        (Print Name)

                        LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 27, 1998                  /S/ EDWARD D. CHRISTENSEN
                                        (Signature)


                                        EDWARD D. CHRISTENSEN
                                        (Print Name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 27, 1998                  /S/ JEFFREY J. GOEMAN
                                        (Signature)


                                        JEFFREY J. GOEMAN
                                        (Print Name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 27, 1998                  /S/ JAMES H. JIBBEN
                                        (Signature)


                                        JAMES H. JIBBEN
                                        (Print Name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 29, 1998                   /S/ PALMER O. LARSON
                                        (Signature)


                                        PALMER O. LARSON
                                        (Print Name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 27, 1998                   /S/ JEFFREY G. PARKER
                                        (Signature)


                                        JEFFREY G. PARKER
                                        (Print Name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 27, 1998                  /S/ JOHN A. ROTH
                                        (Signature)


                                        JOHN A. ROTH
                                        (Print Name)

                        LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Dakota Telecommunications Group, Inc., does hereby appoint THOMAS W. HERTZ; CRAIG A. ANDERSON; TRACY T. LARSEN; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Dakota Telecommunications Group, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




Date: January 28, 1998                  /S/ JOHN A. SCHAEFER
                                        (Signature)


                                        JOHN A. SCHAEFER
                                        (Print Name)